UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

JULY 31, 2012 Annual Report to Shareholders

DWS Large Cap Focus Growth Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
24 Notes to Financial Statements
32 Report of Independent Registered Public Accounting Firm
33 Information About Your Fund's Expenses
34 Tax Information
35 Summary of Management Fee Evaluation by Independent Fee Consultant
39 Board Members and Officers
44 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

During the fund's most recent fiscal year ended July 31, 2012, financial markets continued to maintain a "risk-on/risk-off" stance, where top-down judgments regarding the degree of risk facing the global economy and markets dictated many investors' purchase and sale decisions. At the start of the fiscal period in August 2011, deep concern that the U.S. economy was decelerating — and that it might fall back into a "double-dip" recession — re-emerged, and equity markets sold off sharply. Stock prices continued to decline through most of August, sparked by worsening U.S. economic releases, severe sovereign debt problems in peripheral Europe and political gridlock in Washington, D.C. In the fourth quarter of 2011, U.S. equities began to recover, rising at their fastest pace since the third quarter of 2009 as improved economic data, a rebound in investor sentiment and solid earnings outweighed a lingering Eurozone contagion and U.S. deficit concerns. By the second quarter of 2012, worries that Greece might soon exit the European Monetary Union, sovereign debt downgrades in Europe and soaring debt costs in troubled nations spurred a new round of volatility. On the domestic front, investors were disappointed by lackluster U.S. jobs growth. In response, the U.S. Federal Reserve Board (the Fed) decided to extend through year-end its efforts to buy long-term Treasury instruments with the goal of lowering longer-term interest rates in order to boost the economy. The period closed on an additional hopeful note, as investors responded positively to the European Central Bank president's declaration that he would do "whatever it takes" to preserve the euro.

For the 12-month period ended July 31, 2012, Class A shares of DWS Large Cap Focus Growth Fund returned 4.57% (unadjusted for sales charges), compared with the Russell 1000® Growth Index's return of 8.26% and the Morningstar Large Growth Funds category's average return of 2.56%.

"In reaction to the market's wild swings during the period, we re-emphasized bottom-up selection in choosing stocks for the portfolio."

The most significant top-down cause of the fund's underperformance of the benchmark came from the sharp correlation among equities during the market's steep decline in August 2011. That month, the Russell 1000 Growth Index outperformed the great majority of stock funds, as equities of all market sectors fell dramatically. In reaction to the market's wild swings, late in 2011, we re-emphasized bottom-up selection in choosing stocks for the portfolio.

Positive Contributors to Fund Performance

Three of the top individual contributors to performance during the period were Apple, Inc., Discover Financial Services and American Tower Corp. In the case of Apple, the company has strongly benefited from healthy unit sales and profit margins for its iPhone and iPad. In addition, consumer finance companies, including Discover, have profited from increased credit card usage by consumers. And American Tower, which essentially rents "space" on its cellphone towers to telecommunications companies, benefited not only from solid execution of its business plan, but also from its changeover to a real estate investment trust (REIT) structure, allowing the company to broaden its investor base. Our positioning in the industrials and consumer discretionary sectors also proved additive during the fund's fiscal year.

The fund invests in large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index.

Negative Contributors to Fund Performance

Over the period, holdings in three materials stocks — Huntsman Corp.,* Freeport-McMoRan Copper & Gold, Inc.* and The Mosaic Company* — were by far the largest individual detractors from fund performance. Huntsman, a chemical manufacturer, reported disappointing earnings, while Freeport-McMoRan, an international mining company, and Mosaic, a leading producer and manufacturer of concentrated phosphate and potash (salts containing potassium) commonly used in fertilizer and animal feed products, declined sharply about the same time the market was reacting so poorly to macroeconomic news in August 2011. We sold the fund's positions in all three securities as a result.

*Not held in the portfolio as of July 31, 2012.

Outlook and Positioning

We believe that the globally coordinated policy response to slower economic activity seen thus far in 2012 may result in a lift for equity performance during the second half of the year. However, we are keeping an eye on market expectations surrounding the pending U.S. "fiscal cliff" (tax hikes and automatic spending cuts and could derail the U.S. recovery unless Congress takes action) that could weigh on the markets toward year end.

Overall, we think that companies in a position to take market share in a growing business sector are the most attractive. Despite our outlook for moderate economic growth, there are many market subsectors where such opportunities exist. For example, within information technology we are looking to take advantage of continued strong demand by businesses and consumers for smartphones, wireless and cloud storage. In health care, we seek to own drug firms with strong product pipelines. In selecting stocks for the portfolio, we continue to strongly emphasize bottom-up research as well as investment themes that we believe are attractive.

Ten Largest Equity Holdings at July 31, 2012 (51.7% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	16.3%
2. QUALCOMM, Inc. Developer and manufacturer of communication systems	5.9%
3. NIKE, Inc. Designs, develops and markets athletic footwear, apparel, equipment and accessory products	4.9%
4. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.4%
5. Limited Brands, Inc. Owns and operates specialty stores	4.0%
6. Costco Wholesale Corp. Operator of wholesale warehouse stores	3.7%
7. Whole Foods Market, Inc. Operator of natural food supermarket chain	3.2%
8. Accenture PLC Provides management and technology consulting services and solutions	3.2%
9. Express Scripts Holding Co. Pharmacy benefit management and specialty managed care company	3.1%
10. Dick's Sporting Goods, Inc. Sporting goods retailer	3.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

Portfolio Management Team

Owen Fitzpatrick, CFA, Managing Director

Lead Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset Management in 2009.

• Prior to joining Deutsche Asset Management, Managing Director of Deutsche Bank Private Wealth Management, head of U.S. Equity Strategy, manager of the U.S. large cap core, value and growth portfolios, member of the U.S. Investment Committee and head of the Equity Strategy Group.

• Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

• BA and MBA, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset Management in 2000.

• Equity Research Analyst covering the financial services sector from 2001-2009.

• Previously served as a member of the Large Cap Core Equity team.

• BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

• Portfolio manager for US Large Cap Equity: New York.

• BS, Fordham University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Morningstar Large Growth Funds category includes funds that focus on the stocks of companies in rapidly expanding industries and that are projected to grow faster than other large-cap stocks.

Double-dip recession is the process whereby two consecutive quarters of negative economic growth (recession) are followed by a short-lived recovery and then recession.

Sovereign debt is debt that is issued by a national government.

The European Union is an organization of Central and Eastern European nations which was established in 1993 with the purpose of seeking closer economic and political union.

The European Monetary Union is an agreement between participating European Union members that identifies the protocols for pooling currency reserves and the introduction of a common currency.

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Performance Summary July 31, 2012 (Unaudited)
Average Annual Total Returns as of 7/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.57%	11.92%	2.34%	5.41%
Class B	3.70%	11.01%	1.53%	4.59%
Class C	3.84%	11.11%	1.59%	4.63%
Russell 1000® Growth Index+	8.26%	15.35%	3.46%	6.77%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-1.44%	9.73%	1.14%	4.79%
Class B (max 4.00% CDSC)	0.70%	10.46%	1.34%	4.59%
Class C (max 1.00% CDSC)	3.84%	11.11%	1.59%	4.63%
Russell 1000® Growth Index+	8.26%	15.35%	3.46%	6.77%
No Sales Charges
Class S	4.80%	12.18%	2.57%	5.66%
Institutional Class	4.89%	12.37%	2.78%	5.87%
Russell 1000® Growth Index+	8.26%	15.35%	3.46%	6.77%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 1.25%, 2.12%, 1.99%, 1.02% and 0.90% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 7/31/12	$31.36	$28.85	$28.96	$32.11	$32.40
7/31/11	$29.99	$27.82	$27.89	$30.64	$30.89
Distribution Information: Twelve Months as of 7/31/12: Income Dividends	$—	$—	$—	$—	$.002

Morningstar Rankings — Large Growth Funds Category as of 7/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	558	of	1,688	33
3-Year	824	of	1,526	54
5-Year	447	of	1,296	35
10-Year	557	of	860	65
Class B 1-Year	716	of	1,688	42
3-Year	1,044	of	1,526	68
5-Year	617	of	1,296	48
10-Year	730	of	860	85
Class C 1-Year	681	of	1,688	40
3-Year	1,022	of	1,526	67
5-Year	607	of	1,296	47
10-Year	723	of	860	84
Class S 1-Year	514	of	1,688	31
3-Year	758	of	1,526	50
5-Year	402	of	1,296	31
10-Year	506	of	860	59
Institutional Class 1-Year	507	of	1,688	30
3-Year	712	of	1,526	47
5-Year	345	of	1,296	27
10-Year	447	of	860	52

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of July 31, 2012
	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 14.3%
Specialty Retail 7.0%
Dick's Sporting Goods, Inc. (a)	129,061	6,339,477
Limited Brands, Inc.	177,844	8,456,482
		14,795,959
Textiles, Apparel & Luxury Goods 7.3%
Coach, Inc. (a)	102,043	5,033,781
NIKE, Inc. "B"	110,438	10,309,387
		15,343,168
Consumer Staples 11.3%
Beverages 2.1%
Beam, Inc.	68,445	4,303,822
Food & Staples Retailing 6.9%
Costco Wholesale Corp.	81,608	7,849,057
Whole Foods Market, Inc.	73,254	6,723,252
		14,572,309
Food Products 2.3%
Kraft Foods, Inc. "A"	121,122	4,809,755
Energy 6.0%
Energy Equipment & Services 1.6%
National Oilwell Varco, Inc.	47,534	3,436,708
Oil, Gas & Consumable Fuels 4.4%
Anadarko Petroleum Corp.	71,212	4,944,961
EOG Resources, Inc.	43,506	4,264,023
		9,208,984
Financials 5.2%
Capital Markets 1.8%
T. Rowe Price Group, Inc. (a)	63,843	3,878,462
Consumer Finance 1.6%
Discover Financial Services	91,606	3,294,152
Real Estate Investment Trusts 1.8%
American Tower Corp. (REIT)	52,680	3,809,291
Health Care 12.1%
Biotechnology 6.0%
Celgene Corp.*	91,968	6,296,129
Cepheid, Inc.* (a)	61,337	1,965,238
Gilead Sciences, Inc.*	78,346	4,256,538
		12,517,905
Health Care Providers & Services 4.7%
Express Scripts Holding Co.*	110,431	6,398,372
McKesson Corp. (a)	38,984	3,537,019
		9,935,391
Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc.	54,760	3,048,489
Industrials 12.6%
Aerospace & Defense 1.4%
TransDigm Group, Inc.*	24,581	3,032,312
Electrical Equipment 3.3%
AMETEK, Inc.	112,411	3,484,741
Roper Industries, Inc. (a)	33,810	3,362,405
		6,847,146
Industrial Conglomerates 2.8%
General Electric Co.	281,614	5,843,491
Machinery 3.3%
Dover Corp.	48,662	2,650,619
Parker Hannifin Corp. (a)	51,941	4,171,901
		6,822,520
Road & Rail 1.8%
Norfolk Southern Corp.	52,088	3,857,116
Information Technology 32.8%
Communications Equipment 5.8%
QUALCOMM, Inc.	205,529	12,265,971
Computers & Peripherals 20.7%
Apple, Inc.*	56,078	34,250,199
EMC Corp.*	355,457	9,316,528
		43,566,727
IT Services 3.2%
Accenture PLC "A" (a)	110,666	6,673,160
Software 3.1%
Check Point Software Technologies Ltd.* (a)	58,380	2,835,516
Citrix Systems, Inc.*	50,894	3,698,976
		6,534,492
Materials 2.4%
Chemicals
Ecolab, Inc.	75,322	4,929,825
Utilities 0.6%
Water Utilities
American Water Works Co., Inc.	33,228	1,204,515
Total Common Stocks (Cost $184,435,777)		204,531,670

Securities Lending Collateral 14.6%
Daily Assets Fund Institutional, 0.25% (b) (c) (Cost $30,599,045)	30,599,045	30,599,045

Cash Equivalents 2.9%
Central Cash Management Fund, 0.14% (b) (Cost $6,096,616)	6,096,616	6,096,616

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,131,438)+	114.8	241,227,331
Other Assets and Liabilities, Net	(14.8)	(31,026,120)
Net Assets	100.0	210,201,211

* Non-income producing security.

+ The cost for federal income tax purposes was $221,456,103. At July 31, 2012, net unrealized appreciation for all securities based on tax cost was $19,771,228. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,829,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,057,819.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2012 amounted to $29,212,915, which is 13.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$204,531,670	$—	$—	$204,531,670
Short-Term Investments (d)	36,695,661	—	—	36,695,661
Total	$241,227,331	$—	$—	$241,227,331

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended July 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $184,435,777) — including $29,212,915 of securities loaned	$204,531,670
Investment in Daily Assets Fund Institutional (cost $30,599,045)*	30,599,045
Investment in Central Cash Management Fund (cost $6,096,616)	6,096,616
Total investments in securities, at value (cost $221,131,438)	241,227,331
Receivable for Fund shares sold	66,092
Dividends receivable	41,743
Interest receivable	3,247
Other assets	29,237
Total assets	241,367,650
Liabilities
Payable upon return of securities loaned	30,599,045
Payable for Fund shares redeemed	216,717
Accrued management fee	108,608
Accrued Trustees' fees	1,044
Other accrued expenses and payables	241,025
Total liabilities	31,166,439
Net assets, at value	$210,201,211
Net Assets Consist of
Undistributed net investment income	507,804
Net unrealized appreciation (depreciation) on investments	20,095,893
Accumulated net realized gain (loss)	(11,791,134)
Paid-in capital	201,388,648
Net assets, at value	$210,201,211

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($23,059,150 ÷ 735,306 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.36
Maximum offering price per share (100 ÷ 94.25 of $31.36)	$33.27
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($424,722 ÷ 14,720 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.85
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,443,944 ÷ 118,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.96
Class S Net Asset Value, offering and redemption price per share ($166,665,508 ÷ 5,190,513 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$32.11
Institutional Class Net Asset Value, offering and redemption price per share ($16,607,887 ÷ 512,586 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$32.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended July 31, 2012
Investment Income
Income: Dividends	$2,694,769
Income distributions — Central Cash Management Fund	4,668
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	39,095
Total income	2,738,532
Expenses: Management fee	1,273,492
Administration fee	207,072
Services to shareholders	438,710
Distribution and service fees	96,224
Custodian fee	10,335
Professional fees	74,640
Reports to shareholders	47,818
Registration fees	64,164
Trustees' fees and expenses	8,827
Other	9,604
Total expenses before expense reductions	2,230,886
Expense reductions	(323)
Total expenses after expense reductions	2,230,563
Net investment income (loss)	507,969
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(10,374,675)
Change in net unrealized appreciation (depreciation) on investments	20,186,507
Net gain (loss)	9,811,832
Net increase (decrease) in net assets resulting from operations	$10,319,801

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$507,969	$657
Net realized gain (loss)	(10,374,675)	40,742,840
Change in net unrealized appreciation (depreciation)	20,186,507	3,342,284
Net increase (decrease) in net assets resulting from operations	10,319,801	44,085,781
Distributions to shareholders from: Net investment income: Institutional Class	(822)	—
Total distributions	(822)	—
Fund share transactions: Proceeds from shares sold	26,874,438	38,126,721
Reinvestment of distributions	822	—
Payments for shares redeemed	(43,321,282)	(70,214,077)
Net increase (decrease) in net assets from Fund share transactions	(16,446,022)	(32,087,356)
Increase (decrease) in net assets	(6,127,043)	11,998,425
Net assets at beginning of period	216,328,254	204,329,829
Net assets at end of period (including undistributed net investment income of $507,804 and $657, respectively)	$210,201,211	$216,328,254

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended July 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$29.99	$24.62	$22.42	$27.91	$28.04
Income (loss) from investment operations: Net investment income (loss)a	.02	(.04)	(.04)	.06	(.03)
Net realized and unrealized gain (loss)	1.35	5.41	2.30	(5.55)	(.05)
Total from investment operations	1.37	5.37	2.26	(5.49)	(.08)
Less distributions from: Net investment income	—	—	(.06)	—	(.05)
Net asset value, end of period	$31.36	$29.99	$24.62	$22.42	$27.91
Total Return (%)b	4.57	21.81	10.07	(19.67)	(.30	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	21	30	31	20
Ratio of expenses before expense reductions (%)	1.26	1.25	1.33	1.34	1.38
Ratio of expenses after expense reductions (%)	1.26	1.25	1.33	1.34	1.36
Ratio of net investment income (loss) (%)	.06	(.18)	(.18)	.24	(.12)
Portfolio turnover rate (%)	74	209	213	62	43
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$27.82	$23.03	$21.09	$26.45	$26.74
Income (loss) from investment operations: Net investment lossa	(.19)	(.25)	(.21)	(.08)	(.23)
Net realized and unrealized gain (loss)	1.22	5.04	2.15	(5.28)	(.06)
Total from investment operations	1.03	4.79	1.94	(5.36)	(.29)
Net asset value, end of period	$28.85	$27.82	$23.03	$21.09	$26.45
Total Return (%)b,c	3.70	20.80	9.20	(20.26)	(1.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	1	2	2
Ratio of expenses before expense reductions (%)	2.13	2.12	2.19	2.24	2.20
Ratio of expenses after expense reductions (%)	2.07	2.10	2.15	2.10	2.14
Ratio of net investment income (loss) (%)	(.70)	(1.03)	(1.01)	(.52)	(.90)
Portfolio turnover rate (%)	74	209	213	62	43
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class C	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$27.89	$23.08	$21.11		$26.48		$26.76
Income (loss) from investment operations: Net investment lossa	(.19)	(.23)	(.19)		(.07)		(.21)
Net realized and unrealized gain (loss)	1.26	5.04	2.16		(5.30)		(.07)
Total from investment operations	1.07	4.81	1.97		(5.37)		(.28)
Net asset value, end of period	$28.96	$27.89	$23.08		$21.11		$26.48
Total Return (%)b	3.84	20.84	9.33	c	(20.28	)c	(1.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3		3		3
Ratio of expenses before expense reductions (%)	2.00	1.99	2.07		2.15		2.09
Ratio of expenses after expense reductions (%)	2.00	1.99	2.07		2.09		2.09
Ratio of net investment income (loss) (%)	(.69)	(.93)	(.92)		(.51)		(.85)
Portfolio turnover rate (%)	74	209	213		62		43
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$30.64	$25.10	$22.84	$28.43	$28.56
Income (loss) from investment operations: Net investment income (loss)a	.09	.01	.01	.09	.05
Net realized and unrealized gain (loss)	1.38	5.53	2.35	(5.65)	(.05)
Total from investment operations	1.47	5.54	2.36	(5.56)	—
Less distributions from: Net investment income	—	—	(.10)	(.03)	(.13)
Net asset value, end of period	$32.11	$30.64	$25.10	$22.84	$28.43
Total Return (%)	4.80	22.07	10.34	(19.54)	(.03	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	175	166	159	212
Ratio of expenses before expense reductions (%)	1.04	1.02	1.11	1.16	1.09
Ratio of expenses after expense reductions (%)	1.04	1.02	1.11	1.16	1.08
Ratio of net investment income (loss) (%)	.28	.05	.04	.42	.16
Portfolio turnover rate (%)	74	209	213	62	43
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Institutional Class	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$30.89		$25.26	$22.99	$28.62	$28.73
Income (loss) from investment operations: Net investment incomea	.11		.04	.07	.15	.12
Net realized and unrealized gain (loss)	1.40		5.59	2.37	(5.70)	(.04)
Total from investment operations	1.51		5.63	2.44	(5.55)	.08
Less distributions from: Net investment income	(.00	)*	—	(.17)	(.08)	(.19)
Net asset value, end of period	$32.40		$30.89	$25.26	$22.99	$28.62
Total Return (%)	4.89		22.29	10.62	(19.34)	.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		17	4	12	21
Ratio of expenses (%)	.96		.90	.87	.89	.83
Ratio of net investment income (loss) (%)	.36		.17	.27	.69	.41
Portfolio turnover rate (%)	74		209	213	62	43
a Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Focus Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $9,152,000, including $438,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or July 31, 2017, the expiration date, whichever occurs first; and $8,714,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

In addition, from November 1, 2011 through July 31, 2012, the Fund elects to defer qualified late year losses of approximately $2,314,000 of net realized short-term capital losses and treat them as arising in the fiscal year ending July 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$507,804
Capital loss carryforwards	$(9,152,000)
Net unrealized appreciation (depreciation) on investments	$19,771,228

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2012	2011
Distributions from ordinary income*	$822	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended July 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $151,857,333 and $172,973,352, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the year ended July 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.615% of the Fund's average daily net assets.

For the period from August 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.36%
Class B	2.11%
Class S	1.11%

For the period from October 1, 2011 through November 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.06%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2012, the Administration Fee was $207,072, of which $17,660 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2012
Class A	$26,966	$—	$8,984
Class B	1,227	323	266
Class C	3,500	—	957
Class S	287,458	—	69,050
Institutional Class	18,366	—	7,782
	$337,517	$323	$87,039

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended July 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2012
Class B	$4,170	$268
Class C	25,207	2,169
	$29,377	$2,437

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2012	Annual Effective Rate
Class A	$57,204	$10,038	.25%
Class B	1,373	176	.25%
Class C	8,270	1,406	.25%
	$66,847	$11,620

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2012 aggregated $3,948.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2012, the CDSC for Class B and C shares aggregated $1,871 and $88, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,453, of which $7,692 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	331,533	$9,082,138	262,766	$7,722,842
Class B	795	22,106	4,685	127,021
Class C	42,309	1,184,366	33,509	910,127
Class S	425,084	12,911,557	495,124	14,728,098
Institutional Class	118,861	3,674,271	460,294	14,638,633
		$26,874,438		$38,126,721
Shares issued to shareholders in reinvestment of distributions
Institutional Class	29	$822	—	$—
		$822		$—
Shares redeemed
Class A	(284,549)	$(8,479,009)	(799,353)	$(23,691,934)
Class B	(14,253)	(387,917)	(19,328)	(519,608)
Class C	(46,081)	(1,279,794)	(50,884)	(1,408,883)
Class S	(942,333)	(28,734,747)	(1,401,062)	(42,315,367)
Institutional Class	(144,420)	(4,439,815)	(78,784)	(2,278,285)
		$(43,321,282)		$(70,214,077)
Net increase (decrease)
Class A	46,984	$603,129	(536,587)	$(15,969,092)
Class B	(13,458)	(365,811)	(14,643)	(392,587)
Class C	(3,772)	(95,428)	(17,375)	(498,756)
Class S	(517,249)	(15,823,190)	(905,938)	(27,587,269)
Institutional Class	(25,530)	(764,722)	381,510	12,360,348
		$(16,446,022)		$(32,087,356)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Large Cap Focus Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Large Cap Focus Growth Fund (the "Fund") at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 20, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2012 to July 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/12	$1,044.30	$1,040.00	$1,040.60	$1,045.60	$1,045.80
Expenses Paid per $1,000*	$6.30	$10.45	$10.00	$5.19	$4.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/12	$1,018.70	$1,014.62	$1,015.07	$1,019.79	$1,020.19
Expenses Paid per $1,000*	$6.22	$10.32	$9.87	$5.12	$4.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Focus Growth Fund	1.24%	2.06%	1.97%	1.02%	.94%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended July 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,960,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SCQGX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 772	23338J 756
Fund Number	469	669	769	2060	1469

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DLCFGF-2
(R-023513-3 9/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE CAP FOCUS GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$53,660	$0	$0	$0
2011	$51,806	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Focus Growth Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 27, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 27, 2012